UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest
event reported)                                October 29, 2007
                                 -----------------------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
------------------------------     ----------------     ------------------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
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    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
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              (Registrant's telephone number, including area code)


                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR
     230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act (17 CFR
     240.14a-12)

[  ] Pre-commencement  communications  pursuant   to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

In March 2007,  the Audit  Committee  of the Board of  Directors  of  Applebee's
International, Inc. (the "Company") approved management's recommendation to close 24 underperforming restaurants located in 11 states. The Company's ongoing analysis and review of its restaurant portfolio determined that these restaurants did not have the potential to deliver acceptable long-term returns on invested capital. The Company closed 19 restaurants in the first fiscal quarter of 2007 and four restaurants in the second fiscal quarter of 2007, leaving one of the 24 underperforming restaurants still open. The Company will present the results of operations, impairment charges and lease obligations related to 19 of the closed restaurants as discontinued operations in our consolidated financial statements. The Company has previously presented the results of operations, impairment charges and lease obligations for the fiscal quarters ended April 1, 2007 and July 1, 2007 as discontinued operations in the Company's filings on Form 10-Q.

The Company believes that four of the closed restaurants will have significant sales transfer to other existing restaurant locations and, therefore, will not be presented as discontinued operations in our consolidated financial statements as required by Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." The results of operations, impairment charges and lease obligations related to these four restaurants will be presented within operating earnings in the statements of earnings.

The Company has revised the presentation in its annual Report on Form 10-K for the fiscal year ended December 31, 2006 to present the 19 closed restaurants as discontinued operations. The information contained in this Form 8-K, as set fourth in the exhibits referenced below, updates and supersedes corresponding information set forth in the original filing of the Annual Report on Form 10-K for the fiscal year ended December 31, 2006. This Form 8-K filing does not modify or update any other disclosures as presented in the original filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

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


Item 9.01  Financial Statements and Exhibits.

     (d)   Exhibits.  The following exhibits are filed herewith:

     23    Consent of Independent Registered Public Accounting Firm.

     99.1 Part I - Item 1 Business - to adjust certain information for discontinued operations presentation.

     99.2 Part II - Item 6 Selected Financial Data - to update certain information for discontinued operations presentation.

     99.3 Part II - Item 7 Management's Discussion and Analysis - to adjust certain information for discontinued operations presentation.

     99.4  Part  II  -  Item  8  Financial   Statements and  Supplemental Data -
           adjust  certain information for discontinued operations presentation.




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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: October 29, 2007

                                  APPLEBEE'S INTERNATIONAL, INC.


                                  By: /s/ Steven K. Lumpkin
                                     -------------------------------------------
                                      Steven K. Lumpkin
                                      Executive Vice President and
                                      Chief Financial and Strategy Officer





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